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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2003

                             IMS HEALTH INCORPORATED
                             -----------------------
             (Exact name of registrant as specified in its charter)


             Delaware                 001-14049            06-1506026
             -------------------------------------------------------
           (State of             (Commission File Number)   (IRS Employer
            incorporation)                                 Identification No.)

                          1499 Post Road
                          Fairfield, Connecticut                06824
                          ---------------------------------------------
               (Address of principal executive offices)       (Zip Code)


                                 (203) 319-4700
                                 --------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

         The following exhibit is furnished as part of this report:

         Exhibit Number                     Description
         --------------                     -----------

         99.1                               Press Release dated October 22, 2003

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 22, 2003, IMS Health Incorporated (the "Company") issued a press release regarding financial results for its third quarter of fiscal 2003, ending September 30, 2003. A copy of this press release is being furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 IMS HEALTH INCORPORATED

                                 By:   /s/ Robert H. Steinfeld
                                       -----------------------
                                 Name: Robert H. Steinfeld
                                Title: Senior Vice President, General Counsel
                                       and Corporate Secretary

Date:  October 22, 2003

                                  EXHIBIT INDEX


         Exhibit Number                    Description
         --------------                    -----------

         99.1                              Press Release dated October 22, 2003.